SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14C

             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934

                           Check the appropriate box:

[_] Preliminary Information Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X] Definitive Information Statement

                            Echelon Acquisition Corp.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box)

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate  number of securities to which  transaction  applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction: 5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:
2) Form, Schedule or Registration Statement No.:
3) Filing Party:
4) Date Filed:

                            ECHELON ACQUISITION CORP.

                       No.7, Bohaisanlu, Development Zone,
         Pingfang Industrial Area, Harbin, Heilongjiang Province, China


To Our Stockholders:

         We are furnishing the attached Information Statement to holders of shares of common stock, par value $.001 per share, of Echelon Acquisition Corp., a Delaware corporation ("EAC" or the "Company"). The purpose of the Information Statement is to notify the stockholders of EAC that, on May 26, 2006 we received written consent from stockholders representing a majority of our shares of common stock taking action to adopt an amendment to our Certificate of Incorporation that will change our corporate name from Echelon Acquisition Corp. to Asia Biotechnology Group Inc.

         The enclosed Information Statement is being furnished to inform you that the foregoing action has been approved by the written consent of holders of not less than the minimum number of votes that would be necessary to be authorized the foregoing actions. The Board is not soliciting your proxy in connection with the adoption of these resolutions and proxies are not requested from stockholders. The corporate actions will not become effective before the date which is twenty (20) days after this Information Statement is first mailed to stockholders. You are urged to read the Information Statement in its entirety for a description of the action taken by the majority stockholders of Echelon Acquisition Corp.

         The Information Statement is being mailed on or about June 23, 2006 to stockholders of record as of May 26, 2006 (the "Record Date"), the Record Date for determining our stockholders entitled to notice of the corporate actions.


June 23, 2006                                By Order of the Board of Directors,


                                              /s/ Xueliang Qiu
                                             -----------------------------------
                                             Xueliang Qiu, Chairman of the Board


We are Not Asking You for a Proxy and You are Requested Not to Send Us a Proxy.

                            ECHELON ACQUISITION CORP.
                       No.7, Bohaisanlu, Development Zone,
         Pingfang Industrial Area, Harbin, Heilongjiang Province, China

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULE 14c-2 THEREUNDER

                                  June 23, 2006

No Vote or Other Action of Echelon Acquisition Corp.'s Stockholders is Required in Connection with this Information Statement. We Are Not Asking You for a Proxy and You are not Requested to Send Us a Proxy.

         We are sending you this Information Statement to inform you of the adoption of a resolution of the Board of Directors of EAC. as of May 26 2006, and the consent of stockholders of EAC representing a majority of our outstanding shares of common stock on May 26, 2006, approving an amendment to our Certificate of Incorporation in the form attached hereto as Annex A ( the "Amendment"). The material change to the Certificated of Incorporation made by the Amendment is to change our corporate name from Echelon Acquisition Corp. to Asia Biotechnology Group Inc.

         EAC is distributing this Information Statement to its stockholders in satisfaction of any notice requirements it may have under the Delaware General Corporation Law (the "DGCL"). No additional action will be undertaken by us with respect to the receipt of written consents. No dissenters' rights under the DGCL are afforded to our stockholders as a result of the adoption or filing of the Amendment or the changes effected by the Amendment.

         The Record Date for determining stockholders entitled to receive this Information Statement has been established as the close of business on May 26, 2006. This Information Statement will be first mailed on or about June 23, 2006 to stockholders of record at the close of business on the Record Date. As of the Record Date, there were outstanding 58,240,000 shares of the Company's common stock. The holders of all outstanding shares of common stock are entitled to one vote per share of common stock registered in their names on the books of the Company at the close of business on the Record Date.

         The Amendment requires a majority of the votes cast either at the annual meeting or by written consent. Two stockholders, Far Grand Investment Limited and Hui wang, collectively owning 59% of our outstanding voting securities voted for the Amendment in a written consent, dated May 26, 2006. Our Board of Directors has unanimously approved the Amendment. Accordingly, the Company is not soliciting your vote and you are requested not to send a proxy.

         Pursuant to Rule 14c-2 under the Securities Exchange Act, the Amendment cannot take effect until 20 calendar days after this Information Statement is sent to the stockholders of EAC. The Amendment will become effective when it is filed with the Delaware Secretary of State, which is anticipated to be on or about June 23, 2006, or at least 20 calendar days after the mailing of this Information Statement.

GENERAL

         EAC will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our common stock.

         We will only deliver one Information  Statement to multiple  holders of
our  common  stock  sharing  an  address   unless  we  have  received   contrary
instructions from such holders.

         Upon written or oral request, we will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address:

      Echelon Acquisition Corp.
      No.7, Bohaisanlu, Development Zone, Pingfang Industrial Area, Harbin, Heilongjiang Province, China
      Tel: +86 451 86810508 (China)


BACKGROUD OF THE ACTIONS TO BE TAKEN

         On May 8, 2006, we entered in to an Agreement and Plan of Reorganization with Asia Biotechnology Group Inc.("ABG") and Harbin OT Pharmaceutical Co., Ltd.("OT China"), which provided that EAC would acquire all of the issued and outstanding shares of ABG and OT China in exchange for 46,592,000 shares of the Company's common stock. As a result of the acquisition, the principle business of EAC has become the manufacturing and marketing of pharmaceutical products in China.

NAME CHANGE OF THE COMPANY

         The Board of Directors has determined that, in light of the fact that the acquisition of ABG has caused the principle business of our company to consist of manufacturing and marketing pharmaceutical products in China, it would be in the best interests of the Company to change our corporate name from Echelon Acquisition Corp. to Asia Biotechnology Group Inc.

AMENDED CERTIFICATE OF INCORPORATION

         The Board of Directors has determined that it would be in the best interests of the Company to amend the Company's Certificate of Incorporation in order to reflect the change of our corporate name.

CERTAIN QUESTIONS AND ANSWERS

Q:       What am I being asked to approve?

A:       You are not being asked to approve anything. This Information Statement is being provided to you solely for your information. The holder of voting control of a majority of the issued and outstanding common stock has voted in favor of amending the Company's Certificate of Incorporation to change the name of the Company to Asia Biotechnology Group Inc., in order to reflect its new business of manufacturing and marketing of pharmaceutical products;

Q:       Why is the Company sending me this Information Statement?

A:       The Company is sending this Information Statement to you to under legal requirements to inform you about the above actions at least 20 days before they can take effect.


VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         The Company has fixed the close of business on May 26, 2006 as the Record Date for the determination of the common stockholders entitled to notice of the actions by written consent.

         At the Record Date, the Company had issued and outstanding 58,240,000 shares of common stock. The consenting stockholders held, as of the Record Date, voting control over 59% of the issued and outstanding shares of common stock.

         The written consent of the consenting stockholder is, therefore, without any further action sufficient to provide the necessary stockholder approval for the Amendment, which will change the name of the corporation.

         The consenting stockholders' name, affiliation with the Company and their beneficial stock holdings are as follows:

Name             Affiliation       Shares Beneficially Held      Percentage
----             -----------       ------------------------      ----------
Far Grand
Investment       N/A                        23,296,000                  40%
Limited
Hui Wang         N/A                        11,065,600                  19%


PROPOSALS BY SECURITY HOLDERS
None.

DISSENTERS' RIGHTS OF APPROVAL
None.

DESCRIPTION OF SECURITIES

         Our Certificate of Incorporation authorizes us to issue up to 120,000,000 shares, of which 100,000,000 shares are common stock having a par value of $.001 per share, and 20,000,000 shares are preferred stock having a par value of $.001 per share. To date, all issued and outstanding 58,240,000 shares are common stock. Each share of common stock is entitled to one vote with respect to the election of any director or any other matter upon which stockholders are required or permitted to vote.

                  Each holder of shares of common stock is entitled to one vote per share on all matters to be voted on by our stockholders generally, including the election of directors;

                  There are no cumulative voting rights;

                  The holders of our common stock are entitled to dividends and other distributions as may be declared from time to time by the Board of Directors out of funds legally available for that purpose, if any;

                  Upon our liquidation, dissolution or winding up, the holders of shares of common stock will be entitled to share ratably in the distribution of all of our assets remaining available for distribution after satisfaction of all our liabilities and the payment of the liquidation preference of any outstanding preferred stock; and

                  The holders of common stock have no preemptive or other subscription rights to purchase shares of our stock, and are not entitled to the benefits of any redemption or sinking fund provisions.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information about the beneficial ownership of the Company's common stock, as of the Record Date, by (i) each person or group of affiliated persons who management knows beneficially owned five percent or more of the Company's common stock; (ii) each of our directors;
(iii) each of the executive officers of the Company, and (?) all directors and executive officers as a group.

         Unless otherwise indicated in the footnotes to the table, the following individuals  have sole voting and sole  investment  control  with respect to the shares they  beneficially own. The amount of shares owned by each stockholder in the  following  table was  calculated  pursuant to Rule 13d-3(d) of the Exchange
Act. Under Rule 13d-3(d),  shares not  outstanding  that are subject to options, warrants,  rights or  conversion  privileges  exercisable  within 60 days of the
Record Date are deemed outstanding for the purpose of calculating the number and percentage  owned by each other person  listed.  The total number of outstanding shares of common stock at the Record Date was 58,240,000.
                                                                 SHARES          PERCENTAGE
NAME AND ADDRESS                                                 BENEFICIALLY    OF CLASS
OF BENEFICIAL OWNER                                              OWNED           OWNED

  Mingshi Qiu (1)
Room3, Floor2, Buidling2, No.1 Zhenxing Street, Nangang          23,296,000        40%
District, Harbin, China
  Far Grand Investment Limited                                   23,296,000        40%
George Town, Grand Cayman, Cayman Islands
  Hui Wang
2-103/105 World Trade Misssion, No.16B Dongsanhuanzhong          11,065,600        19%
Road, Chaoyang
District, Beijing ,China
Jiaxin Yang 138-3 fanrong street nangang district,Harbin,China    5,678,400      9.75%
  Xueliang Qiu (3)                                                        0         0
  Lei Zhu                                                                 0         0
  Feng Yang                                                               0         0
  Current directors and executive officers as a group                     0         0

(1) Mingshi Qiu is the beneficiary of a trust, of which Far Grand, as the trustee of such trust, holds 40% shares of the common stock of the Company.
(2)  Jiaxin Yang is one of the former OT Samoa Shareholders.
(3) Address of all directors and executive officers is D Area, F 22, Block A, No. 21, Shunyi Street, Nangang District, Harbin, Heilongjiang Province, China

                           VOTE REQUIRED FOR APPROVAL

         Under the DGCL, approval of the Amendment to the Certificate of Incorporation requires the affirmative vote of shares having a majority of the voting power of the common stock. Section 228 of the DGCL provides that any action required to be taken at a special or annual meeting of the stockholders of a Delaware corporation may be taken by written consent, in lieu of a meeting, if stockholders owning at least a majority of the voting power sign the consent; provided that prompt notice of the taking of the action without a meeting shall be given to those stockholders who have not consented in writing, and who, if the action had been taken at a meeting, would have been entitled to vote. Stockholders owning a majority of our common stock, equaling 59% of our issued and outstanding common stock, have executed a consent that approves the provisions of the Amendment. As a result of the deliver of this notice, no further votes will be required or necessary to approve the Amendment.

                             ADDITIONAL INFORMATION

         We file annual, quarterly and current reports, proxy and other information with the SEC. You may read and copy any reports, statements or other information that we file at the SEC's public reference rooms, including its public reference room located at Toom 1024, 450 Fifth Street N.W., Washington, D.C. 20549. You may also obtain these materials upon written request addressed to the Securities and Exchange Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Please call the SEC at 1-800-SEC-0330 for further information on its public reference rooms. Our public filings are also available at the Internet web site maintained by the SEC for issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System (EDGAR).

         The SEC allows us to "incorporate by reference" certain information into this Information Statement. This means that we can disclose important information to you by referring you to another document filed with the SEC. The information incorporated by reference is deemed to be part of this document, except for any information superseded by information in this document.

         We are incorporating by reference our Form 8-K and Form SB-2 which were filed with the SEC on May 12, 2006:

         We are delivering copies of the documents incorporated by reference to you along with this Information Statement.

         Information concerning the Company, including its annual and quarterly reports on Form 10-KSB and 10-QSB, which have been filed with the Securities and Exchange Commission, may be accessed through the EDGAR archives, at www.sec.gov.

                                     Dated:  June 20, 2006
                                     By: Echelon Acquisition Corp.

                                      /s/ Xueliang Qiu
                                     -------------------------------
                                     Xueliang Qiu, CEO and President

                                     Annex A
                      AMENDED CERTIFICATE OF INCORPORATION
                                       OF
                            ECHELON ACQUISITION CORP.


         ECHELON ACQUISITION CORP., a corporation organized and existing under and by virtue of the General Corporation Law of Delaware (the "Corporation") does hereby certify as follows:

The Certificate of Incorporation of the Corporation shall be amended by changing Article "First", so that, as amended, said Article shall read in its entirety as follows:

         First: The name of the corporation  shall be Asia  Biotechnology  Group
         Inc.


IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by Xueliang Qiu, its President and Chief Executive officer, on the 26th day of May, 2006.

                                      /s/ Xueliang Qiu
                                     -----------------------------
                                     Xueliang Qiu, President & CEO